Exhibit 99.2

News Release
One Centerpointe Drive, Suite 200, Lake Oswego, Oregon 97035 503-684-7000	www.gbrx.com

For release: July 10, 2020, 6:00 a.m. EDT	Contact:	Jack Isselmann, Media Relations Justin Roberts, Investor Relations 503-684-7000

Greenbrier Chairman and CEO to remain through pandemic crisis;

sets retirement date

Lake Oswego, Oregon, July 10, 2020 – The Board of Directors of The Greenbrier Companies, Inc. (NYSE: GBX) (“Greenbrier”), a leading international supplier of equipment and services to global freight transportation markets announced today that Chairman and CEO Bill Furman has agreed to continue in his current position for up to two more years, retiring in 2022. As part of the company’s ongoing succession planning process, Furman will retire from all executive offices in September 2022.

The Board took this and the related actions described below to ensure the continuity of an experienced leadership team for two more fiscal years through its fiscal 2022. These actions also provide for effective succession and management transitions, along with continued development of Greenbrier’s executive talent pipeline. The current COVID-19 crisis and accompanying environment of economic uncertainty requires an experienced industry and management team to lead Greenbrier through extraordinary times. All key executives at Greenbrier have an ongoing commitment to leadership development and succession planning. Effective management through the pandemic and the current economic uncertainty is the company’s most pressing priority.

As part of an amended agreement signed this week, Furman volunteered to continue in his role with reduced total compensation and to extend the current voluntary reduction of his base pay. Also, Furman agreed to forgo any annual performance-based bonuses for Fiscal 2020 and Fiscal 2021 in the form of cash and instead will receive company stock. Furman receives no stock or cash compensation awards in connection with his revised agreement. He will be eligible for equity grants in the normal course of annual equity compensation programs. The release of Furman’s equity grants will be heavily weighted toward achieving company performance metrics along with goals tied to CEO succession. For further details related to the agreement, see the company’s current report on Form 8-K.

On May 15, Furman increased his personal stock ownership in Greenbrier with a purchase of 100,000 shares at a total cost of $1.6 million. Including restricted stock units (RSUs) releasable at target performance, Furman now holds over 600,000 shares or RSUs.

“In my opinion, Greenbrier’s share price is undervalued,” stated Furman. “We have strongly advanced our strategic market and product position over the past 18 months in North America and have done the same on three other continents. I look forward to working with our Board and key executives through this period of uncertainty to continue to build Greenbrier’s strength and industry leadership for the future. I expect stronger financial performance as the impact of COVID-19 lessens and the economy improves over time, allowing the market dynamics in our industry to normalize.”

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Greenbrier Chairman & CEO continues until September 2022 (Cont.)	Page 2

At Furman’s recommendation, the Compensation Committee of the Board awarded a special one-time stock grant to President and Chief Operating Officer, Lorie Tekorius. She stepped into her new role last year with no base salary increase while taking on greatly increased responsibilities during unprecedented times.

Furman said, “Lorie has performed extremely well, both in operating and commercial leadership, and in leading our teams responding to the COVID-19 crisis. Greenbrier has accomplished immediate, targeted reductions in costs, and has carried out aggressive liquidity management and appropriate business strategies. One third of Lorie’s stock will be tied to specific business goals to be executed within 12 months and the remainder will vest ratably on the two- and three-year anniversaries of her grant.”

About Greenbrier

Greenbrier, headquartered in Lake Oswego, Oregon, is a leading international supplier of equipment and services to global freight transportation markets. Greenbrier designs, builds and markets freight railcars and marine barges in North America. Greenbrier Europe is an end-to-end freight railcar manufacturing, engineering and repair business with operations in Poland, Romania and Turkey that serves customers across Europe and in the nations of the Gulf Cooperation Council. Greenbrier builds freight railcars and rail castings in Brazil through two separate strategic partnerships. We are a leading provider of freight railcar wheel services, parts, repair, refurbishment and retrofitting services in North America through our wheels, repair & parts business unit. Greenbrier offers railcar management, regulatory compliance services and leasing services to railroads and related transportation industries in North America. Through unconsolidated joint ventures, we produce industrial and rail castings and other components. Greenbrier owns a lease fleet of 8,800 railcars and performs management services for 391,000 railcars. Learn more about Greenbrier at www.gbrx.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release may contain forward-looking statements, including any statements that are not purely statements of historical fact. Greenbrier uses words, and variations of words, such as “allow,” “continue,” “ensure,” “expect,” “have,” “is,” “plan,” “provide,” “target,” “will,” and similar expressions to identify forward-looking statements. These forward-looking statements include, without limitation, statements about succession management as well as other information regarding future performance and strategies and appear throughout this press release. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

Factors that might cause such a difference include, but are not limited to, the COVID-19 coronavirus pandemic, the governmental reaction to COVID-19 and the related significant global decline in general economic activity having a materially negative impact on our business, liquidity and financial position, results of operations, stock price, and our ability to convert backlog to revenue; our inability to increase our liquidity and borrowing base as we anticipate or being delayed in doing so; inability to implement cost savings in the amounts or timelines that we have planned; the cyclical nature of our business, economic downturns and a rising interest rate environment; changes in our product mix due to shifts in demand or fluctuations in commodity and energy prices; a decline in performance or demand of the rail freight industry; an oversupply or increase in efficiency in the rail freight industry; difficulty integrating acquired businesses or joint ventures; inability to convert backlog to future revenues; risks related to our operations outside of the U.S., including anti-bribery violations; governmental policy changes impacting international trade and corporate tax; the loss of or reduction of business from one or more of our limited number of customers; inability to lease railcars

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at satisfactory rates, or realize expected residual values on sale of railcars at the end of a lease; shortages of skilled labor, increased labor costs, or failure to maintain good relations with our workforce; equipment failures, technological failures, costs and inefficiencies associated with changing of production lines, or transfer of production between facilities; inability to compete successfully; suitable joint ventures, acquisition opportunities and new business endeavors may not be identified or concluded; inability to complete capital expenditure projects efficiently, or to cause capital expenditure projects to operate as anticipated; inability to design or manufacture products or technologies, or to achieve timely certification or market acceptance of new products or technologies; unsuccessful relationships with our joint venture partners; environmental liabilities, including the Portland Harbor Superfund Site; the timing of our asset sales and related revenue recognition may result in comparisons between fiscal periods not being accurate indicators of future performance; attrition within our management team or unsuccessful succession planning for members of our senior management team and other key employees who are at or nearing retirement age; changes in the credit markets and the financial services industry; volatility in the global financial markets; our actual results differing from our announced expectations; fluctuations in the availability and price of energy, freight transportation, steel and other raw materials; inability to procure specialty components or services on commercially reasonable terms or on a timely basis from a limited number of suppliers; our existing indebtedness may limit our ability to borrow additional amounts in the future, may expose us to increasing interest rates, and may expose us to a material adverse effect on our business if we are unable to service our debt or obtain additional financing; train derailments or other accidents or claims; changes in or failure to comply with legal and regulatory requirements; an adverse outcome in any pending or future litigation or investigation; potential misconduct by employees; labor strikes or work stoppages; the volatility of our stock price; dilution to investors resulting from raising additional capital or due to other reasons; product and service warranty claims; misuse of our products by third parties; write-downs of goodwill or intangibles in future periods; conversion at our option of our outstanding convertible notes resulting in dilution to our then-current stockholders; as a holding company with no operations, our reliance on our subsidiaries and joint ventures and their ability to make distributions to us; our governing documents, the terms of our convertible notes, and Oregon law could make a change of control or acquisition of our business by a third party difficult; the discretion of our Board of Directors to pay or not pay dividends on our common stock; fluctuations in foreign currency exchange rates; inability to raise additional capital to operate our business and achieve our business objectives; shareholder activism could cause us to incur significance expense, impact our stock price, and hinder execution of our business strategy; cybersecurity risks; updates or changes to our information technology systems resulting in problems; inability to protect our intellectual property and prevent its improper use by third parties; claims by third parties that our products or services infringe their intellectual property rights; liability for physical damage, business interruption or product liability claims that exceed our insurance coverage; inability to procure adequate insurance on a cost-effective basis; changes in accounting standards or inaccurate estimates or assumptions in the application of accounting policies; fires, natural disasters, severe weather conditions or public health crises; unusual weather conditions which reduce demand for our wheel-related parts and repair services; business, regulatory, and legal developments regarding climate change which may affect the demand for our products or the ability of our critical suppliers to meet our needs; repercussions from terrorist activities or armed conflict; unanticipated changes in our tax provisions or exposure to additional income tax liabilities; the inability of certain of our customers to utilize tax benefits or tax credits; and suspension or termination of our share repurchase program. More information on these risks and other potential factors that could cause our results to differ from our forward-looking statements is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and subsequent Form 10-Q filings. Except as otherwise required by law, the Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof.

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